EXHIBIT 32.2   SUNCOAST NATURALS, INC.

   Certification of Principal Executive Officer Pursuant to 18 U.S.C. 1350
         (Section 906 of the Sarbanes-Oxley Act of 2002)

I, Sean P. McCarthy, President of Suncoast Naturals, Inc. (the "Registrant"), certify that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended June 30, 2004 of the Registrant (the "Report"):

      (1) The Report fully complies with the requirements of Section 13(a)[15(d)] of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated: August 12, 2004        /s/ SEAN P. McCARTHY
                              -----------------------
                              Sean P. McCarthy
                              President